Member FDIC

Exhibit 99.2

SouthernFirst

SECOND QUARTER RESULTS 2023

July 25, 2023

FORWARD-LOOKING STATEMENTS

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors (including a downturn in the economy, greater than expected interest and non-interest expenses, increased competition, fluctuations in interest rates, regulatory actions, excessive loan losses and other factors) that may cause Southern First's actual results to differ materially from the anticipated results expressed or implied in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern First's operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the annual report on Form 10-K and other required filings. Southern First assumes no duty to update the forward-looking statements made in this presentation.

OUR PHILOSOPHY

Our Mission
Our mission is to impact lives in the communities we serve.

Our Purpose
We exist to enable dreams, earn trust, and exceed expectations.

Our Culture
We focus on the things that matter most: family, community, and teamwork.

INVESTMENT THESIS

Located in dynamic, high growth **southeastern metro markets**

Management team with **broad and varied experience** through cycles

History of **above-peer organic growth** with exceptional credit metrics

Highly-efficient cost structure

Consistent tangible book value growth

Culture of **long-term relationship banking**

CORPORATE PROFILE



Greensboro
Raleigh
Charlotte
NORTH CAROLINA
Greenville
SOUTH CAROLINA
Columbia
Summerville
Charleston
Atlanta
GEORGIA

SOUTHERN FIRST MARKETS	
Greenville, SC	2000
Columbia, SC	2007
Charleston, SC	2012
Raleigh, NC	2016
Atlanta, GA	2017
Summerville, SC	2018
Greensboro, NC	2018
Charlotte, NC	2021

RAYMOND JAMES®
Community Bankers Cup

PIPER | SANDLER
2022 SM-ALL STARS

BankDirector
RANKING BANKING.
THE BEST U.S. BANKS

HIGH-GROWTH MARKETS

GDP Growth
2020-2021



6.6%
4.4%
7.6%
8.0%
6.6%
5.2%
9.0%
5.9%
Greenville
Columbia
Charleston
Atlanta
Charlotte
Greensboro
Raleigh
U.S.

Population Growth
2020-2022



3.3%
2.2%
3.9%
2.2%
3.6%
1.0%
5.0%
0.7%
Greenville
Columbia
Charleston
Atlanta
Charlotte
Greensboro
Raleigh
U.S.

Employment Growth
2020-2022



6.3%
3.7%
7.8%
8.0%
11.5%
8.1%
14.4%
7.1%
Greenville
Columbia
Charleston
Atlanta
Charlotte
Greensboro
Raleigh
U.S.

Inbound Move Rate
2022



52.9%
50.9%
54.0%
53.8%
56.6%
54.0%
54.3%
50.0%
Greenville
Columbia
Charleston
Atlanta
Charlotte
Greensboro
Raleigh
U.S.

Source: U.S. Census, U.S. Bureau of Labor Statistics, National Association of Realtors

EXECUTIVE TEAM



Art Seaver
Chief Executive Officer

Art is the Founder and CEO of Southern First. After raising $11.5 million in initial equity, the bank opened in early 2000 with a focus on the client experience, growing organically, and recruiting passionate bankers with an entrepreneurial spirit and a desire to impact lives. The bank has grown to a $4.0 billion bank operating in eight Southeastern markets. Art is passionate about service and currently serves on the board of the Phillis Wheatley Community Center. He is a past Chairman of the Board for the United Way of Greenville and has served on the board of numerous other Upstate organizations.



Cal Hurst
President

Cal has worked in banking throughout South Carolina for over 18 years and joined Southern First in 2019, contributing to the bank's strategic growth and planning. He is passionate about creating long-term relationships and positively impacting everyone he connects with. In addition to his work, Cal is a highly engaged member of the Upstate community, serving on the Board of Directors for the Greenville Chamber, United Way of Greenville County, and Greenville First Steps.



Andy Borrmann
Chief Financial Officer

Andy recently joined Southern First with nearly 30 years of experience in the financial industry. He spent over a decade as a bank analyst for SunTrust Robinson Humphrey and Morgan Keegan reporting on regional and community banks. For the past 11 years, Andy has served as Chief Financial Officer of SouthCrest Bank and SouthCrest Financial Group and was named Chief Financial Officer and Chief Strategy Officer following their merger with Colony Bank. Andy has strong investor relationships, solid skills in balance sheet management, and terrific people skills that complement the relationship culture of our bank.

EXECUTIVE TEAM



Will Aiken
Chief Risk Officer

Will joined Southern First in 2020 after 10 years at South State Bank, also in Greenville, SC. He has over 25 years of experience in banking. Prior to specializing in credit for the past 16 years, Will spent 10 years as a commercial banker, giving him a unique mindset to make decisions, simultaneously balancing growth and risk.



Dave Favela
Chief Innovation Officer

Before joining Southern First in 2021, Dave spent 14 years in financial technology in the San Francisco Bay area. Dave started his career at a mobile banking startup, mFoundry, in financial planning and analysis. After being acquired by FIS, he moved into a product management role, heading up data and analytics, and most recently served as VP of Strategic Planning & Innovation for FIS' Core and Digital Channels division. He is passionate about improving the client experience and supports all divisions of the bank through technology services.



Silvia King
Chief Human Resources Officer

Silvia has been on the leadership team at Southern First for 5 years and brings over 20 years of human resources strategic expertise from both domestic and global organizations across diverse industries. Through her genuine desire to nurture the highest potential in all employees, Silvia is uniquely able to drive business transformation and reinforce culture and values internally as well as in the communities she serves. Silvia has obtained her masters in human resources as well as her SHRM-SCP and SPHR professional HR designations and has a passion for continuous learning.

HIGHLIGHTS

- Net income was $2.5 million and diluted earnings per common share were $0.31 for Q2 2023
- Total deposits increased 20% to $3.4 billion at Q2 2023 vs. $2.9 billion at Q2 2022
- Total loans increased 24% to $3.5 billion at Q2 2023 vs. $2.8 billion at Q2 2022
- Total loans increased $120 million in Q2 2023 vs. $145 million in Q1 2023
  - $60 million in commercial, $60 million in consumer
- Book value per common share increased to $37.42 at Q2 2023 vs. $37.16 in Q1 2023 and $35.39 in Q2 2022
- Credit quality remained stellar at 0.08% NPAs/Total Assets and 0.07% Past Due Loans/Total Loans

PROACTIVE BALANCE SHEET MANAGEMENT

- SFST remains liability sensitive, however we actively reduced rates up risk through:
  - Fixing term liability structure – multiple FHLB advances totaling $150 million at an average rate of 3.3%, with an average life of 2.5-3yrs; April and May execution
  - Executed a pay fixed/receive float swap, increasing asset sensitivity by hedging the fair value on $200 million of 1-4 family mortgages; May execution
  - Reducing funding needs and overall growth through tighter loan pricing – loan growth slowed each month of the quarter
  - Actively managing optimal funding costs and cash/capital allocation, while maintaining maximum contingent liquidity availability
- Pretax income grew each month of the quarter
- Net Interest Margin showed stability during the quarter
- Researching additional pricing/investment strategies

LOANS & DEPOSITS

Total Loans



Millions
3,800
3,600
3,400
3,200
3,000
2,800
2,600
2,400
2,200
2,000
$2.39 B
$2.49 B
$2.66 B
$2.85 B
$3.03 B
$3.27 B
$3.42 B
$3.54 B
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023

Total Deposits



Millions
$3,600
$3,400
$3,200
$3,000
$2,800
$2,600
$2,400
$2,200
$2,000
$2.43 B
$2.56 B
$2.71 B
$2.87 B
$3.00 B
$3.13 B
$3.43 B
$3.43 B
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023

*Total loans excludes mortgage loans held for sale.

LOAN & DEPOSIT YIELDS



Total Loans
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
3.89%
3.83%
3.77%
3.82%
4.01%
4.25%
4.47%
4.69%
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023



Total Deposits
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.22%
0.20%
0.20%
0.38%
0.93%
1.80%
2.78%
3.39%
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023

*Total loans excludes mortgage loans held for sale.

LOAN COMPOSITION


Q2 2022
Construction 3%
Other 1%
Home equity 6%
Owner occupied RE 19%
Real estate 29%
Total Loans $2.84 Billion
Non-owner occupied RE 26%
Business 14%
Construction 3%
Commercial, 62%
Consumer, 38%


Q2 2023
Construction 2%
Other 1%
Home equity 5%
Owner occupied RE 17%
Real estate 30%
Total Loans $3.53 Billion
Non-owner occupied RE 27%
Business 14%
Construction 3%
Commercial, 62%
Consumer, 38%

*Total loans excludes mortgage loans held for sale.

TOTAL OFFICE CREDIT EXPOSURE

Total Credit Exposure by Market



$75,774
$71,978
$52,954
$181,386
$37,074
$35,198
$118,022

Total Credit Exposure by Office Type



$19,463
$159,677
$205,529
$187,716
Medical Office
Office - Multiple Tenant
Office - Single Tenant
Retail/Office with Residential

*Number in thousands

TOTAL OFFICE CREDIT EXPOSURE


Total Credit Exposure by Office Type:
Owner Occupied
$13,521
$176,749
$53,027
$119,585
Medical Office
Office - Multiple Tenant
Office - Single Tenant
Retail/Office with Residential


Total Credit Exposure by Office Type:
Non-Owner Occupied
$5,943
$28,780
$134,690
$40,092
Medical Office
Office - Multiple Tenant
Office - Single Tenant
Retail/Office with Residential

*Number in thousands

LOAN SUMMARY

Total Number of Office Loans					Loans Maturing before January-25			
Loans by Collateral Type	Number	TCE		WAVG LTV	Number	TCE		WAVG LTV
Medical Office-Dr/Dent/Opt/etc.	140	$	205,528,995	77%	4	$	521,713	84%
Office Bldg-Multiple Tenant	144	$	187,716,173	65%	7	$	6,306,626	50%
Office Bldg-Single Tenant	259	$	159,676,608	71%	23	$	6,069,008	66%
Retail/Office with Residential	13	$	19,463,457	59%	0	$	-	-
TOTAL	556	$	572,385,234	71%	34	$	12,897,348	63%

Owner Occupied: Office Loans					Loans Maturing before January-25			
Loans by Collateral Type	Number	TCE		WAVG LTV	Number	TCE		WAVG LTV
Medical Office-Dr/Dent/Opt/etc.	117	$	176,748,532	76%	3	$	247,963	66%
Office Bldg-Multiple Tenant	70	$	53,026,597	75%	2	$	904,314	70%
Office Bldg-Single Tenant	192	$	119,584,867	73%	18	$	3,986,542	58%
Retail/Office with Residential	6	$	13,520,668	54%	0	$	-	-
TOTAL	385	$	362,880,664	74%	23	$	5,138,820	68%

Non-Owner Occupied: Office Loans					Loans Maturing before January-25			
Loans by Collateral Type	Number	TCE		WAVG LTV	Number	TCE		WAVG LTV
Medical Office-Dr/Dent/Opt/etc.	23	$	28,780,464	79%	1	$	273,750	100%
Office Bldg-Multiple Tenant	74	$	134,689,577	62%	5	$	5,402,312	47%
Office Bldg-Single Tenant	67	$	40,091,740	66%	5	$	2,082,466	83%
Retail/Office with Residential	7	$	5,942,789	71%	0	$	-	-
TOTAL	171	$	209,504,570	65%	11	$	7,758,527	58%

DEPOSIT COMPOSITION

Q2 2022



Wholesale CDs
7%
Retail CDs
5%
Savings
1%
Checking
41%
Total Deposits
$2.87 Billion
Money Market
46%

Q2 2023



Wholesale CDs
12%
Retail CDs
8%
Savings
1%
Checking
29%
Total Deposits
$3.43 Billion
Money Market
49%

DEPOSIT / FUNDING DETAILS

- The strategic direction during 2Q 2023 was to use term and structure to minimize costs over the next 12-18 months, while providing a bridge away from recent industry dynamics
- Two large accounts were responsible for approximately $50 million of decline in transaction account deposit balances – this was primarily driven by strategic events
- We actively managed our public fund deposits during the quarter in response to liquidity needs
- Account opening numbers remain strong in 2Q 2023
- Wholesale funding utilized more term structure (average life 2-3 years) to minimize costs for the next 12-18 months

NEW ACCOUNT OPENINGS



2,500
2,000
1,500
1,000
500
0
1,492
1,369
1,502
1,622
1,892
1,553
2,252
1,758
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023

TANGIBLE BOOK VALUE PER SHARE


120% increase since 2016
$17.00
$20.37
$23.29
$26.83
$29.37
$35.07
$36.76
$37.42
YE 2016
YE 2017
YE 2018
YE 2019
YE 2020
YE 2021
YE 2022
Q2 2023

ASSET QUALITY



Loans 30 days or more past due/loans*
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.49%
0.09%
0.13%
0.10%
0.07%
0.11%
0.11%
0.07%
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23



Net charge-offs (recoveries)/average loans* (YTD Annualized)
0.08%
0.04%
0.00%
-0.04%
-0.08%
-0.01%
0.06%
0.00%
0.02%
-0.06%
-0.05%
0.01%
0.03%
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23



Classified assets/tier one capital plus allowance for loan losses
20.00%
15.00%
10.00%
5.00%
0.00%
14.90%
12.61%
7.83%
7.29%
5.24%
4.71%
5.10%
4.68%
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23



Nonperforming assets/total assets
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.50%
0.17%
0.15%
0.09%
0.08%
0.07%
0.12%
0.08%
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23

*Excludes mortgage loans held for sale.

CAPITAL RATIOS

Holding Company Capital Ratios: (1)	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022
Total risk-based capital ratio	**12.38%**	12.67%	12.91%	13.58%	13.97%
Tier 1 risk-based capital ratio	**10.40%**	10.66%	10.88%	11.49%	11.83%
Leverage ratio	**8.48%**	8.80%	9.17%	9.44%	9.71%
Common equity tier 1 ratio (2)	**9.99%**	10.23%	10.44%	11.02%	11.33%
Tangible common equity (3)	**7.53%**	7.60%	7.98%	8.37%	8.60%

(1) June 30, 2023 ratios are preliminary.
(2) The common equity tier 1 ratio is calculated as the sum of common equity divided by risk-weighted assets.
(3) The tangible common equity ratio is calculated as total equity less preferred stock divided by total assets.

FUTURE FOCUS

- Consistently optimizing loan, deposit, and wholesale pricing
- Ongoing conversations with top performers in existing markets in preparation for a more normalized environment
- Staying consistent to our philosophy of relationship banking and organic growth

OUR CULTURE OF SUCCESS

Relationship driven with a focus on star talent

Embrace **technology** and the evolution of our industry

Committed to **organic growth** versus M&A

Superb at managing risk - credit risk and enterprise risks

Highly efficient delivery – branch light footprint

Located in larger higher-growth **southeastern markets**

Dedicated to a **family culture** that results in strong career satisfaction and low turnover

Utilizes a **strong mortgage component** to augment noninterest income

Proven and **driven leadership team**

Member FDIC

Southern First